Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 10, 2019, is entered into among CLOUD PEAK ENERGY RECEIVABLES LLC, a Delaware limited liability company (the “Seller”), as Seller, CLOUD PEAK ENERGY RESOURCES LLC, a Delaware limited liability company, as Servicer, PNC BANK, NATIONAL ASSOCIATION, as Administrator, as a Related Committed Purchaser and as a Purchaser Agent, an LC Participant and LC Bank and, for the limited purposes of Section 2(i) and Section 2(ii), each Originator party hereto.  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in, or by reference in, the Receivables Purchase Agreement described below.

RECITALS

1.                                      The parties hereto are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of January 31, 2017 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).

2.                                      The parties hereto desire to amend the Receivables Purchase Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Amendments to the Receivables Purchase Agreement.  The Receivables Purchase Agreement is hereby amended as follows:

(a)                                 The following new defined terms are added in appropriate alphabetical order to Exhibit I of the Receivables Purchase Agreement:

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware or such other court as shall have jurisdiction over the Specified Chapter 11 Cases.

“Interim Order” means an order of the Bankruptcy Court in substantially the form of Annex I, with changes to such form as are satisfactory to the Administrator and the Majority Purchaser Agents, as determined by the Administrator and the Majority Purchaser Agents in their sole discretion.

“Specified Chapter 11 Cases” means any Chapter 11 cases of Cloud Peak and certain of its Subsidiaries (other than the Seller) initiated on or prior to May 10, 2019 and jointly administered under the same case number in the Bankruptcy Court.  For the avoidance of doubt, the Specified Chapter 11 Cases shall not include any Insolvency Proceeding with respect to the Seller.

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(b)                                 Section 1.4(g) of the Receivables Purchase Agreement is amended and restated in its entirety as follows:

(g)                            The Servicer may, and shall at the direction of the Administrator or any Purchaser Agent, deliver a Daily Report to the Administrator on any Business Day that the Administrator is then exercising exclusive dominion and control over the Lock-Box Accounts during a Level II Minimum Liquidity Period.  Upon receipt of such Daily Report, the Administrator shall promptly review such Daily Report to determine if such Daily Report constitutes a Qualifying Interim Report.  In the event that the Administrator reasonably determines that such Daily Report constitutes a Qualifying Interim Report, so long as no Termination Event or Unmatured Termination Event has occurred, the Administrator shall promptly remit to the Servicer from the Lock-Box Accounts (or the LC Collateral Account, if applicable) the lesser of (i) the amount identified on such Qualifying Interim Report as Collections on deposit in the Lock-Box Accounts and/or LC Collateral Account in excess of the amount necessary to (x) ensure that the Purchased Interest does not exceed 100% and (y) pay all amounts that will become payable (as estimated by the Administrator) on the next occurring Settlement Date pursuant to Sections 1.4(c) and (d), and (ii) the aggregate amount of available amounts then on deposit in the Lock-Box Accounts and the LC Collateral Account.

(c)                                  The last sentence of Section 4.3 of the Receivables Purchase Agreement is amended and restated in its entirety as follows:

The Seller and the Servicer hereby irrevocably instruct the Administrator on each Business Day during the Level II Minimum Liquidity Period, so long as the Administrator has taken exclusive dominion and control over each of the Lock-Box Accounts and no Termination Event or Unmatured Termination Event exists, to transfer to the LC Collateral Account all available amounts on deposit in the Lock-Box Accounts as of the end of each Business Day after giving effect to any distributions to the Servicer on such day pursuant to Section 1.4(g). The Administrator agrees that, so long as no Termination Event or Unmatured Termination Event exists, it shall not direct the application of amounts on deposit in the Lock-Box Accounts in any manner other than as set forth in Sections 1.4(c), (d) and (g) or as otherwise directed by the Seller in a manner permitted under this Agreement.

(d)                                 Paragraph (f) of Exhibit V of the Receivables Purchase Agreement is amended and restated in its entirety as follows:

(f) (A) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Seller, the Parent, Cloud Peak, the Servicer or any Originator or its debts, or of a substantial part of its assets, under any

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Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Seller, the Parent, Cloud Peak, the Servicer or any Originator or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered, (B) the Seller, the Parent, Cloud Peak, the Servicer or any Originator shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to consent in a timely and appropriate manner, any proceeding or petition described in clause (A) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Seller, the Parent, Cloud Peak, the Servicer or any Originator or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing or (C) the Seller, the Parent, Cloud Peak, the Servicer or any Originator shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; provided that no Termination Event shall occur as a result of the Specified Chapter 11 Cases unless the Bankruptcy Court shall not have entered an Interim Order by May 15, 2019 (or such later date agreed to in writing by the Administrator);

(e)                                  Annex I attached hereto is added to the Receivables Purchase Agreement and shall constitute Annex I thereto.

SECTION 2.                            Matters regarding Specified Chapter 11 Cases.

(i)                                     Purchases and Contributions under Purchase and Sale Agreement.  Each Originator party hereto, the Seller, in its capacity as buyer under the Purchase and Sale Agreement, and the Servicer, hereby agree that each Originator shall cease to sell or contribute Receivables and Related Rights to the Seller, as buyer, pursuant to the Purchase and Sale Agreement on the date of the filing or commencement of the Specified Chapter 11 Cases and shall not resume any such sales or contributions until such date, if any, that the parties hereto agree in writing (which may be effected through an amendment, amendment and restatement or other modification of the Receivables Purchase Agreement and other Transaction Documents) that such sales shall re-commence, each in their sole and absolute discretion.  Except as set forth in the preceding sentence, the Purchase and Sale Agreement shall remain in full force and effect, including, without limitation: (x) all indemnification obligations of the Originators thereunder, (y) all existing sales of Receivables and Related Rights thereunder by the Originators to the Seller, as buyer, and (z) the security interests granted by the Originators pursuant to Section 1.5 thereof.

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(ii)                                  Conditions to Purchases, Issuances of Letters of Credit and Reinvestments.  Each of the parties hereto hereby agrees that from the date of the filing or commencement of the Specified Chapter 11 Cases until such date, if any, that the parties hereto otherwise agree in writing (which may be effected through an amendment, amendment and restatement or other modification of the Receivables Purchase Agreement and other Transaction Documents), (A) the conditions precedent to any Purchase, issuance of any Letters of Credit or reinvestment set forth the Receivables Purchase Agreement shall not be satisfied and (B) neither the Seller nor Servicer shall request any Purchase or issuance of any Letter of Credit (and no Purchases or issuances of Letters of Credit shall be made) and no Collections shall be reinvested.  Each of the Seller and Servicer shall hold any Collections it receives during such period in trust for the Administrator and Secured Parties.

(iii)                               For the avoidance of doubt, other than as expressly set forth herein, this Amendment shall not be construed as a waiver by any party of any Termination Event (as defined in the Receivables Purchase Agreement, as amended hereby) or Unmatured Termination Event, or of any rights or remedies in respect thereof, that may arise from the occurrence of a Specified Chapter 11 Case (as defined in the Receivables Purchase Agreement, as amended hereby).

SECTION 3.                            Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Administrator, LC Bank, the Purchaser Agents and the Purchasers that the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

SECTION 4.                            Effect of Amendment; Ratification.  All provisions of the Receivables Purchase Agreement as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.  This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as specifically set forth herein.  The Receivables Purchase Agreement as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5.                            Effectiveness.  This Amendment shall become effective as of the date hereof upon the Administrator’s receipt of counterparts of this Amendment duly executed by each of the parties hereto.

SECTION 6.                            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one

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and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 8.                            Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement, or any provision hereof or thereof.

SECTION 9.                            Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 10.                     Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 11.                     Transaction Document.  This Amendment shall be deemed to be a Transaction Document for all purposes of the Receivables Purchase Agreement and each other Transaction Document.

SECTION 12.                     Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

(SIGNATURE PAGES FOLLOW)

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CLOUD PEAK ENERGY RECEIVABLES LLC, as Seller

By:	/s/ Heath A. Hill
Name:	Heath A. Hill
Title:	Executive Vice President and Chief Financial Officer

2nd Amendment to A&R RPA

(Cloud Peak)

CLOUD PEAK ENERGY RESOURCES LLC,
as Servicer and as Performance Guarantor

By:	/s/ Heath A. Hill
Name:	Heath A. Hill
Title:	Executive Vice President and Chief Financial Officer

2nd Amendment to A&R RPA

(Cloud Peak)

Each of the following Originators with respect to Section 2(i):

CLOUD PEAK ENERGY RESOURCES LLC

By:	/s/ Heath A. Hill
Name:	Heath A. Hill
Title:	Executive Vice President and Chief Financial Officer

KENNECOTT COAL SALES LLC

By:	/s/ Heath A. Hill
Name:	Heath A. Hill
Title:	Executive Vice President and Chief Financial Officer

CLOUD PEAK ENERGY LOGISTICS LLC

By:	/s/ Heath A. Hill
Name:	Heath A. Hill
Title:	Executive Vice President and Chief Financial Officer

SPRING CREEK COAL LLC

By:	/s/ Heath A. Hill
Name:	Heath A. Hill
Title:	Executive Vice President and Chief Financial Officer

2nd Amendment to A&R RPA

(Cloud Peak)

ANTELOPE COAL LLC

By:	/s/ Heath A. Hill
Name:	Heath A. Hill
Title:	Executive Vice President and Chief Financial Officer

CORDERO MINING LLC

By:	/s/ Heath A. Hill
Name:	Heath A. Hill
Title:	Executive Vice President and Chief Financial Officer

CABALLO ROJO LLC

By:	/s/ Heath A. Hill
Name:	Heath A. Hill
Title:	Executive Vice President and Chief Financial Officer

2nd Amendment to A&R RPA

(Cloud Peak)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and LC Bank

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

2nd Amendment to A&R RPA

(Cloud Peak)

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent and as the Related Committed Purchaser and LC Participant for its Purchaser Group

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

2nd Amendment to A&R RPA

(Cloud Peak)

ANNEX I
to Receivables Purchase Agreement

FORM OF INTERIM ORDER

(As filed with the related motion in the Specified Chapter 11 Cases)

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